                                                                    EXHIBIT 99.2

Consolidated Financial Highlights

Burlington Northern Santa Fe Corporation and Subsidiaries
(Dollars in millions, except per share data)

The selected financial data shown below include BNSF results for the years ended December 31, 1997 and 1996, Burlington Northern Inc. results for each of the three years ended December 31, 1995 and Santa Fe Pacific results from September 22, 1995 to December 31, 1995.

                                                             1997          1996          1995          1994         1993
                                                           ---------     ---------     ---------     --------     --------
FOR THE YEAR ENDED:
  Revenues...............................................   $ 8,413       $ 8,141       $ 6,117       $4,914       $4,615
  Operating income (1)...................................     1,767         1,748           526          853          661
  Income before extraordinary item and
    cumulative effect of change in accounting
    method...............................................       885           889           198          426          296
  Accounting change/Extraordinary item (2)(3)............         -             -          (106)         (10)           -
  Net income.............................................   $   885       $   889       $    92       $  416       $  296
  Earnings available for common stockholders.............   $   885       $   889       $    71       $  394       $  274
  Basic earnings per share: (4)
    Before extraordinary item and change in
      accounting method..................................   $  1.91       $  1.95       $   .57       $ 1.51       $ 1.03
    Accounting change/Extraordinary item.................         -             -          (.34)        (.04)           -
    Basic earnings per share.............................   $  1.91       $  1.95       $   .23       $ 1.47       $ 1.03
    Average shares (in millions).........................     464.4         456.3         313.2        267.3        265.5
  Diluted earnings per share: (4)
    Before extraordinary item and change in
      accounting method..................................   $  1.88       $  1.91       $   .55       $ 1.46       $ 1.02
    Accounting change/Extraordinary item.................         -             -          (.33)        (.03)           -
    Diluted earnings per share...........................   $  1.88       $  1.91       $   .22       $ 1.43       $ 1.02
    Average shares (in millions).........................     471.1         464.4         317.7        291.3        290.4
  Dividends declared per common share (5)................   $   .40       $   .40       $   .40       $  .40       $  .40
AT YEAR END:
  Total assets...........................................   $21,336       $19,763       $18,269       $7,592       $7,045
  Long-term debt and commercial paper,
    including current portion............................     5,289         4,711         4,233        1,819        1,737
  Stockholders' equity...................................     6,812         5,981         5,037        2,237        1,919
  Total debt to capital..................................        44%           44%           46%          45%          48%
FOR THE YEAR ENDED:
  Capital expenditures...................................   $ 2,182       $ 2,234       $   890       $  698       $  676
  Depreciation and amortization..........................       773           760           520          362          352
  Operating ratio (6)....................................      77.9%         78.5%         79.4%        82.6%        85.7%

(1) 1997 and 1995 include $90 million and $735 million before taxes, respectively, related to special charges as discussed in Note 3 of the financial statements incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

(2) 1995 includes the cumulative effect of the change in accounting method for locomotive overhauls which decreased net income by $100 million. Additionally, 1995 includes an extraordinary loss on retirement of debt of $6 million (after tax).

(3) 1994 includes the cumulative effect of the implementation of the accounting standard for postemployment benefits.

(4) Earnings per share information for all periods has been restated to reflect the three-for-one common stock split which was effected in the form of a stock dividend of two additional shares of BNSF common stock for each share outstanding or held in treasury on September 1, 1998 to stockholders of record on August 17, 1998, and the Company's adoption in 1997 of the accounting standard for earnings per share.

(5) Amounts for all years have been restated to reflect the three-for-one common stock split discussed in note (4) above.

(6) 1997 and 1995 operating ratios exclude the pre-tax charges discussed in note (1) above.

Burlington Northern Santa Fe Corporation
Adjusted Consolidated Statement of Income
(Unaudited.  In millions, except per share data)

                                     Three Months Ended       Nine Months Ended
                                        September 30,           September 30,
                                      1998        1997         1998       1997
                                     ------      ------       ------     ------
Revenues                             $2,307      $2,138       $6,688     $6,226
                                     ------      ------       ------     ------
Operating Expenses
  Compensation and benefits             695         661        2,087      2,006
  Purchased services                    243         217          707        644
  Depreciation and amortization         211         195          618        574
  Equipment rents                       203         200          597        601
  Fuel                                  178         173          541        555
  Materials and other                   163         151          548        517
                                     ------      ------       ------     ------
    Total Operating Expenses          1,693       1,597        5,098      4,897
                                     ------      ------       ------     ------

Operating Income                        614         541        1,590      1,329
Interest Expense                         91          86          264        255
Other Income (Expense) - Net            (19)        (10)         (13)       (13)
                                     ------      ------       ------     ------
Income Before Income Taxes              504         445        1,313      1,061
Income Tax Expense                      187         162          486        393
                                     ------      ------       ------     ------
Adjusted Net Income                  $  317      $  283       $  827     $  668
                                     ======      ======       ======     ======
Adjusted Diluted Earnings Per Share  $ 0.66      $ 0.60       $ 1.73     $ 1.42
                                     ======      ======       ======     ======
Reported Earnings
  Net Income                         $  317      $  283       $  859     $  668
                                     ======      ======       ======     ======
  Basic Earnings Per Share           $ 0.67      $ 0.61       $ 1.82     $ 1.44
                                     ======      ======       ======     ======
  Diluted Earnings Per Share         $ 0.66      $ 0.60       $ 1.80     $ 1.42
                                     ======      ======       ======     ======
Average Shares Outstanding
  Basic                               471.7       465.8        470.9      463.4
                                     ======      ======       ======     ======
  Diluted                             477.0       472.2        476.8      470.3
                                     ======      ======       ======     ======

Statement Explanation:
----------------------

1998 adjusted net income and diluted earnings per share exclude other income attributable to a first quarter gain on pipeline partnership sale of $32 million ($67 million pre-tax) or $0.07 per share after tax. All per share information has been restated to reflect the third quarter 1998 three-for-one stock split.

Burlington Northern Santa Fe Corporation
(Unaudited. In millions)

Condensed Consolidated Balance Sheet

                                             September 30,    December 31,
                                                 1998             1997
                                             -------------    ------------
Assets
  Cash and cash equivalents                      $    17          $    31
  Other current assets                             1,199            1,203
                                                 -------          -------
    Total current assets                           1,216            1,234
  Properties and other assets                     21,044           20,102
                                                 -------          -------
      Total Assets                               $22,260          $21,336
                                                 =======          =======

Liabilities and Stockholders' Equity
  Current liabilities                            $ 2,116          $ 2,060
  Long-term debt and commercial paper              5,154            5,181
  Deferred income taxes                            5,479            5,175
  Other liabilities                                1,970            2,108
  Stockholders' equity                             7,541            6,812
                                                 -------          -------
  Total Liabilities and Stockholders' Equity     $22,260          $21,336
                                                 =======          =======

Condensed Consolidated Statement of Cash Flows

                                       Three Months Ended    Nine Months Ended
                                          September 30,        September 30,
                                       ------------------    ------------------
                                       1998         1997      1998       1997
                                       -----        -----    -------    -------
Cash Provided by Operating Activities  $ 551        $ 477    $ 1,552    $ 1,110
Cash Used for Capital Expenditures      (606)        (631)    (1,558)    (1,476)
Net Proceeds of Borrowings               192          220        398        542
Dividends Paid                           (47)         (46)      (141)      (138)
Purchase of BNSF Common Stock           (104)           -       (110)         -
Cash Used for Other Activities             -          (17)      (155)       (40)
                                       -----        -----    -------    -------

Increase (Decrease) in Cash and
  Cash Equivalents                     $ (14)       $   3    $   (14)   $    (2)
                                       =====        =====    =======    =======

Burlington Northern Santa Fe Corporation
Supplemental Data
(Unaudited)

                               Three Months Ended          Nine Months Ended
                                 September 30,               September 30,
                               ------------------          -----------------
                                 1998       1997            1998       1997
                                ------     ------          ------     ------
Revenues (In millions)
Intermodal                      $  659     $  590          $1,825     $1,660
Coal                               565        500           1,678      1,471
Agricultural Commodities           267        269             771        800
Automotive                          86        101             278        315
Merchandise
   Chemicals                       213        200             632        614
   Metals and Minerals             208        199             606        559
   Forest Products                 159        145             464        428
   Consumer Goods                  144        131             420        377
                                ------    -------          ------     ------
Total Freight Revenues           2,301      2,135           6,674      6,224
Other Revenues                       6          3              14          2
                                ------    -------          ------     ------

Total Revenues                  $2,307     $2,138          $6,688     $6,226
                                ======     ======          ======     ======


Operating ratio                   73.4%      74.7%           76.2%      78.7%
Revenue ton miles (billions)     118.4      106.1           347.3      309.6
Freight revenue per thousand
  revenue ton miles             $19.44     $20.12          $19.22     $20.11
Cars/Units (thousands)           2,038      1,884           5,851      5,393
Average revenue per car/unit    $1,129     $1,133          $1,141     $1,154
Employees (average)             45,055     44,060          44,612     43,135